UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 8, 2005
(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

(405) 270-1313
(Registrant's telephone number)

Item 7.01	Regulation FD Disclosure

On August 8, 2005, Kerr-McGee Corporation issued a press release announcing that it will hold a conference call on Tuesday, August 9, 2005, at 10:00 a.m. (EDT) to discuss its strategic outlook and expectations for the future. Interested parties may access the presentation and conference call via the Internet, at https://cpsevents.webex.com/cpsevents/onstage/g.php?d=771685391&t=a. The pass code for the presentation is 92066547, and the event number for reference is 771685391. For audio, please call 1-888-278-5609 in the United States, or 1-617-614-3459 outside the United States. The pass code for the call is 92066547. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits 99.1 Press Release dated August 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-MCGEE CORPORATION

	By:	(John M. Rauh)
John M. Rauh
Vice President and Controller

Dated: August 8, 2005